UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒                           Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

PEOPLES FINANCIAL CORPORATION

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

___________________________________________________

(2)	Aggregate number of securities to which transaction applies:

___________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

___________________________________________________

(4)	Proposed maximum aggregate value of transaction:

___________________________________________________

(5)	Total fee paid:

___________________________________________________

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

_______________________________________________________

(2)	Form, Schedule or Registration Statement No:

_______________________________________________________

(3)	Filing Party:

_______________________________________________________

(4)	Date Filed:

_______________________________________________________

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS GIVEN that, pursuant to a call of its Directors, the Annual Meeting of Shareholders of Peoples Financial Corporation (the "Company" or the “Corporation”) will be held in The Swetman Building at The Peoples Bank, Suite 204, 727 Howard Avenue, Biloxi, Mississippi, 39530, on April 27, 2022, at 6:30 P.M., local time, for the purpose of considering and voting upon the following matters:

1.	Election of six (6) Directors to hold office for a term of one (l) year, or until their successors are elected and shall have qualified.
2.	Ratification of the appointment of Wipfli LLP, as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022.
3.	Advisory (non-binding) proposal to approve compensation of the named executive officers as set forth under the heading “Compensation of Directors and Executive Officers.”
4.	Transaction of such other business as may properly come before the meeting or any adjournments thereof.

Only those shareholders of record at the close of business on February 28, 2022, will be entitled to notice of, and to vote at, the meeting or any adjournments thereof. Those who attend the meeting in person will be encouraged to observe applicable public health guidance with respect to COVID-19, including wearing masks and socially distancing.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on April 27, 2022

Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials, including a Notice of Annual Meeting, form of Proxy and 2021 Annual Report to Shareholders, and by notifying you of the availability of our proxy materials on the Internet. The Notice of Annual Meeting, Proxy Statement, the form of Proxy and the 2021 Annual Report to Shareholders are available at the following website address: http://www.AALvote.com/PFBX. In accordance with the SEC rules, the materials on the site are searchable, readable and printable and the site does not have “cookies” or other tracking devices which identify visitors.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. THE PROXY ALSO MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY EXECUTION OF A SUBSEQUENTLY DATED PROXY.

By Order of the Board of Directors

March 25, 2022	Chairman, President and Chief Executive Officer

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

I.    General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Peoples Financial Corporation (the "Company") of Proxies for the 2022 Annual Meeting of Shareholders (the "Annual Meeting") to be held in The Swetman Building at The Peoples Bank, Suite 204, 727 Howard Avenue, Biloxi, Mississippi, 39530, on April 27, 2022, at 6:30 P.M., local time, and any adjournment thereof, for the purposes stated in the foregoing Notice of Annual Meeting of Shareholders.

Those who attend the Annual Meeting in person will be strongly encouraged to observe applicable public health guidance with respect to COVID-19, including wearing masks and socially distancing. The mailing address of the principal executive offices of the Company is P.O. Box 529, Biloxi, Mississippi 39533-0529. The Notice of Annual Meeting, Proxy Statement, form of Proxy and 2021 Annual Report to Shareholders will be mailed to shareholders of record on or about March 21, 2022.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES USING THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY OTHER PARTIES.

Shareholders of record of the Company's Common Stock, par value $1.00 per share (the "Common Stock"), at the close of business on February 28, 2022 (the "Record Date"), are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof. On the Record Date, the Company had outstanding 4,678,186 shares entitled to vote at the Annual Meeting. A majority of the outstanding shares constitutes a quorum. Each share of Common Stock entitles the holder thereof to one vote on each matter presented at the Annual Meeting for shareholder approval. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Actions on all other matters are approved if the votes cast in favor of the action exceed the votes cast opposing the action. Abstentions, which include broker non-votes, or votes withheld from a nominee for the Board of Directors, are counted for purposes of determining a quorum, but are otherwise not counted and have no effect on the outcome of the matters to be voted upon.

Any person giving a Proxy has the right to revoke it at any time before it is exercised. A shareholder may revoke his or her Proxy (l) by revoking it in person at the Annual Meeting, (2) by written notification to the Secretary of the Company which is received prior to the exercise of the Proxy, or (3) by a subsequent Proxy presented to the Secretary of the Company prior to the exercise of the Proxy. All properly executed Proxies, if not revoked, will be voted as directed. Except for shares held by the Employee Stock Ownership Plan or the 401(k) Plan of the Company, which are voted as described in footnote 1 of the table under Section V of this Proxy Statement, if the shareholder does not direct to the contrary, the shares will be voted "FOR" the nominees listed in Item 1 and "FOR" Items 2 and 3 described in the Notice of Annual Meeting of Shareholders.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

The cost of soliciting proxies will be borne by the Company.  The Company has retained Alliance Advisors, LLC (“Alliance”) to aid in the solicitation of proxies in conjunction with the Meeting and will pay a base fee of $15,000, plus reimbursement of reasonable out-of-pocket expenses and certain incremental costs, for its proxy solicitation services.  Alliance expects that approximately 15 of its employees will assist in the solicitation.  Our directors, director nominees and certain executive officers named in Annex A may supplement the proxy solicitor’s solicitation of proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means.  No additional compensation will be paid to our directors or employees for such services. Additionally, following her retirement on December 31, 2021, Ann F. Guice, former First Vice President of the Company and former Senior Vice President of The Peoples Bank, was retained as a part-time consultant by the Company on an independent contractor basis for a monthly fee of $1,100 per month. Her services to the Company will be varied but may also include assisting with the solicitation of proxies in conjunction with the Meeting.

Alliance may ask brokerage houses, banks and other custodians and nominees whether other persons are beneficial owners of the Company’s common stock.  If so, the Company will reimburse brokers, banks and other custodians and nominees for their costs of sending our proxy materials to the beneficial owners of our Common Stock.

As a result of the actions by the Stilwell Group, we estimate we may incur approximately $175,000 of additional expense in furtherance of, and in connection with, the solicitation in excess of that normally spent for an annual meeting, including attorney fees, independent inspector of elections fees, proxy tabulator fees for the tabulations of votes submitted by participants in the Employee Stock Ownership Plan (“ESOP”) and 401(k) Plan of the Company, printer costs incurred in connection with the preparation and filing of preliminary proxy materials with the SEC and the preparation of additional solicitation materials, and the fees of Alliance, of which we estimate that approximately $________ of expense has been incurred to date.  However, this estimate does not include the costs represented by salaries and wages of executive officer employees of the Company engaged in the solicitation process, costs we would normally incur in an uncontested director election or any costs associated with any potential litigation that may arise in connection with the proxy solicitation.  Furthermore, the actual amount of additional expense we may incur could be materially different from what we currently estimate, depending on possible actions that might be taken by the Stilwell Group in connection with this proxy contest.

Participants in the Solicitation

Under applicable SEC regulations, each of the Company’s directors, director nominees and certain executive officers named in Annex A are deemed to be Participants in this proxy solicitation by virtue of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf. For information about our directors, director nominees and executive officers who may be deemed to be Participants in the solicitation, please see “Item 1: Election of Directors” on page 5 of this Proxy Statement, “Ownership of Equity Securities by Directors and Executive Officers” on page 15 of this Proxy Statement, and Annex A to this Proxy Statement. Other than the persons described in this Proxy Statement, no general class of employees of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

The six directors recommended by the Company’s Board of Directors for election at the 2022 Annual Meeting are reflected on the WHITE PROXY CARD accompanying this proxy statement, which is being used by the Company to solicit votes for the election of the nominees recommended by the Board of Directors. All nominees recommended by the Board of Directors were elected as directors at the Company’s 2021 Annual Meeting.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

You may have already received a communication from the Stilwell Group asking you to return their GREEN PROXY CARD. THE COMPANY’S BOARD OF DIRECTORS STRONGLY OPPOSES THE STILWELL GROUP’S PROXY SOLICITATION AND URGES YOU NOT TO SIGN OR RETURN ANY GREEN PROXY CARD SENT TO YOU BY THE STILWELL GROUP. Even voting to “Withhold” a vote on the nominee or nominees of the Stilwell Group by signing and returning the GREEN PROXY CARD could invalidate any vote a shareholder may want to make “For” the nominees recommended by the Board of Directors. Instead, shareholders wanting to support nominees recommended by the Board of Directors should sign and return the WHITE PROXY CARD.

If you have already returned the GREEN PROXY CARD from the Stilwell Group, you may change your vote by promptly signing, dating and returning the enclosed WHITE PROXY CARD or by voting by internet using the instructions on the WHITE PROXY CARD. Only the latest dated proxy card or vote you submit will be counted.

If any other matters do come before the Annual Meeting, the person named in the accompanying Proxy or his substitute will vote the shares represented by such Proxies in accordance with the direction of a majority of the Board of Directors.

Proxy Contest

Joseph Stilwell and a group of funds he controls, including Stilwell Activist Investments, L.P., Stilwell Activist Fund, L.P., Stilwell Value Partners VII, L.P., and Stilwell Value LLC (the “Stilwell Group”) has notified the Company that it intends to nominate Rodney H. Blackwell for election as a director at the Annual Meeting. Accordingly, there may be seven nominees for election to the Board, but only six nominees will be elected. The Stilwell Group also named Jonathan W. Briggs, Ronald W. Robertson, Jr., and Gregory H. Browne as alternate nominees; however, the Company has informed the Stilwell Group that such alternate nominees are unnecessary and therefore rejected for consideration by the Company at the Annual meeting since Mr. Blackwell meets the qualifications required of a director of the Company and has agreed to serve as a nominee of the Stilwell Group. No other nominations of persons for election as directors of the Company were submitted to the Company pursuant to the advance notice provisions of the Company’s bylaws.

The Stilwell Group filed preliminary proxy materials with the SEC on February 28, 2022, that will be sent to shareholders in order to solicit proxies in support of its candidate.

The Stilwell Group’s candidate, Rodney H. Blackwell, has NOT been endorsed by our Board. We are not responsible for the accuracy of any information provided by or relating to the Stilwell Group contained in any proxy solicitation materials filed or to be filed or disseminated by, or on behalf of, the Stilwell Group or any other statements that the Stilwell Group may otherwise make. Prior to finalizing its list of recommendations for director nominees of the Company, the Nominating Committee of the Company, through the Company’s counsel, reached out to the counsel for the Stilwell Group to inquire as to whether or not an interview could be scheduled with Messrs. Blackwell, Briggs, Robertson or Browne as part of the Company’s nomination process. The Stilwell Group, through its legal counsel, informed the Company: (i) that the Stilwell Group believes its concerns will be settled by a shareholder vote, (ii) that it is not willing to have its nominees take part in interviews held by the Nominating Committee, and (iii) that the Company and its counsel should not contact any of the nominees of the Stilwell Group. Therefore, the Nominating Committee was not allowed to interview those individuals prior to completing its list of nominees.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

Nonetheless, we urge you to elect the directors recommended by the Board, by completing the attached WHITE PROXY CARD and returning it in the enclosed postage-paid envelope. The Board recommends that you DO NOT sign or return any proxy card that may be sent to you by the Stilwell Group or anyone else. Voting against another person’s nominees on a proxy card sent to you by that person is not the same as voting for the Board’s nominees, because a vote against another person’s nominees on its proxy card will revoke any previous proxy submitted by you. If you have previously submitted the green proxy card to the Stilwell Group, we urge you to revoke that proxy by voting in favor of the Board’s nominees by using the enclosed WHITE PROXY CARD. Only the latest validly executed proxy that you submit will be counted.

II. Management Proposals

Item 1: Election of Directors

The following nominees have been designated by the Nominating Committee and are proposed by the Board of Directors for election at the Annual Meeting. The shares represented by properly executed Proxies will, unless authority to vote is withheld, be voted in favor of these persons. Each share of Common Stock entitles the record holder thererof to one vote upon each matter to be voted on at the Annual Meeting. Shares for which the holder has elected to withhold the vote (including broker non-votes) on a matter will count as shares present for purposes of determining a quorum, but will not be included in determining the number of votes cast with respect to a matter. Should any of these nominees be unable to accept the nomination, the shares voted in favor of the nominee will be voted for such other person, if any, as the Board of Directors shall nominate. Each director is elected to hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified.

At its meeting on February 23, 2022, the Board of Directors of the Company, in accordance with the bylaws of the Company, resolved that, as of the election of the Board at the Annual Meeting and for the period following, the number of individuals serving on the Board of the Company shall be six (6). Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Therefore, a person nominated, whether by the Board of the Company or the Stilwell Group, will be elected to the Board of the Company if he or she receives enough “For” votes in order to rank in the top six of those nominated for election to the Company’s Board of Directors.

THE COMPANY’S BOARD OF DIRECTORS STRONGLY OPPOSES THE STILWELL GROUP’S PROXY SOLICITATION AND URGES YOU NOT TO SIGN OR RETURN ANY GREEN PROXY CARD SENT TO YOU BY THE STILWELL GROUP. Even voting to “Withhold” a vote on the nominee or nominees of the Stilwell Group by signing and returning the GREEN PROXY CARD could invalidate any vote a shareholder may want to make “For” the nominees recommended by the Board of Directors. Instead, shareholders wanting to support nominees recommended by the Board of Directors should sign and return the WHITE PROXY CARD.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

A majority of the persons nominated are independent as defined in the OTCQX listing standards. No family relationship exists between any director, executive officer or person nominated to become a director of the Company, except that Chevis C. Swetman, Chairman, President and Chief Executive Officer of the Company, is the father of A. Tanner Swetman, an executive officer of the Company.

None of the persons nominated held directorship at any time during the past five years at a registered investment company or at any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15 of the Exchange Act, with the exception of the Company.

Ronald G. Barnes

Mr. Barnes, age 58, was elected as an independent director of the Company in 2020 and has served as an independent director of the Bank since 2017. His principal residence is in Vancleave, MS. He earned his Bachelor of Science in Business Administration with an emphasis in Marketing Management from the University of Southern Mississippi. Mr. Barnes joined Coast Electric Power Association, headquartered in Hancock County, MS, in 1995, holding several key management positions until he was named President and Chief Executive Officer in 2017, a position he currently holds. Mr. Barnes was also named President and Chief Executive Officer of CoastConnect, LLC, a wholly-owned subsidiary of Coast Electric Power Association designed to bring fiber to the premise internet services throughout the Mississippi Gulf Coast in 2020. He holds numerous leadership positions in professional, civic and charitable organizations on both a local and state level and has received recognition for his service and leadership skills. Mr. Barnes is the current Chairman of the Mississippi Gulf Coast Chamber of Commerce, which represents his continuing commitment to the local area. The Company believes that Mr. Barnes’ qualifications to serve on the Board include his executive leadership and management experience.

Padrick D. Dennis

Mr. Dennis, age 37, was elected as an independent director of the Company in 2020 and has served as an independent director of the Bank since 2018. His principal residence is in Gulfport, MS. He earned his Bachelor of Arts and Bachelor of Science with an emphasis in Accounting and Business Administration from Washington & Lee University. Mr. Dennis earned a Juris Doctor from the University of Mississippi School of Law. Mr. Dennis joined Specialty Contractors and Associates, Inc. in 2010 as a Project Manager and in 2014 was named Vice-President of Construction and Operations, a position he currently holds. Mr. Dennis is involved in several community and civic organizations. The Company believes that Mr. Dennis’s qualifications to serve on the Board include his executive leadership, legal and financial experience.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

Jeffrey H. O’Keefe

Mr. O’Keefe, age 65, has served as an independent director of the Company since 2011 and of the Bank since 1986. His principal residence is in Biloxi, MS. Mr. O’Keefe earned his Bachelor of Science in Business Administration from the University of Southern Mississippi. He has been with Bradford-O’Keefe Funeral Homes, Inc. since 1970 and served as its President from 1983 until 2017, at which time he was named Chief Executive Officer, a position he currently holds. During his career, he has engaged with industry leaders in study groups where business valuations, comparisons and dissections inclusive of compensation and financing methodologies were performed. He has and continues to hold leadership positions with a number of professional, community and civic organizations. The Company believes that Mr. O’Keefe’s qualifications to serve on the Board include his executive leadership, management experience and wealth of personal relationships within the communities of the Mississippi Gulf Coast.

Paige Reed Riley

Ms. Riley, age 61, has served as an independent director of the Company since 2021 and of the Bank since 2018. Her principal residence is in Ocean Springs, MS. She attended Mississippi Gulf Coast Community College with a concentration in management and marketing. Ms. Riley is the owner of Hillyer House, a local gallery which has been in her family since 1970. Under her leadership, Hillyer House has grown into a nationally recognized, award-winning gallery featuring exceptional works of art from local, regional and national artists. She has held leadership positions with a number of professional, community and civic organizations. The Company believes that Ms. Riley’s qualifications to serve on the Board include her executive leadership, management experience and success as a small business owner as well as her involvement with the local tourism industry within the market areas of the Company and the Bank.

George J. Sliman, III

Mr. Sliman, age 62, has served as an independent director of the Company since 2019 and of the Bank since 2018. His principal residence is in Ocean Springs, MS. He graduated from Springhill College and earned a Master of Business Administration degree from the Wharton School of Business at the University of Pennsylvania. He was employed for several years with an international accounting firm and is a retired Certified Public Accountant. Mr. Sliman was named a Director of SunStates Holdings, Inc., a privately held real estate investment company, in 2001, and in 2007 was named President of that company. He is also currently a Director, Vice-President and Chief Financial Officer of SunStates Management Corp., an entity that specializes in the leasing, management and development of multi-family properties. He is also general partner and managing member of several privately held investment entities. He has held numerous leadership positions with community and civic organizations. The Company believes that Mr. Sliman’s qualifications to serve on the Board include his executive leadership, management and financial and accounting experience.

Chevis C. Swetman

Mr. Swetman, age 73, has served as a director of the Company since 1984 and of the Bank since 1975. His principal residence is in Biloxi, MS. He has served as Chairman of the Company since 1994. Mr. Swetman is President and Chief Executive Officer of the Company and the Bank and has been employed with the Bank since 1971. He earned a Bachelor of Science in Finance and a Master of Business Administration from the University of Southern Mississippi. Mr. Swetman is a veteran of the U.S. Army, serving during the Vietnam conflict. During his career, he had held numerous leadership positions, including on numerous banking, economic and community boards on a local and state-wide capacity. In addition to his role with the Company, Mr. Swetman has been recognized numerous times for his leadership in professional, civic and community organizations. The Company believes that Mr. Swetman's qualifications to serve on the Board encompasses his 50 years of experience in banking, including serving as Chairman for more than 28 years.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE.

Item 2: Appointment of Independent Registered Public Accounting Firm

Wipfli LLP (“Wipfli”) has served as the independent registered public accounting firm for the Company since October 2019. Upon recommendation of the Audit Committee, the Board of Directors has appointed Wipfli LLP as auditors for the fiscal year ending December 31, 2022, subject to shareholders ratification at the Annual Meeting.

The Company has been advised that neither Wipfli nor any of its partners has any direct or any material indirect financial interest in the securities of the Company or any of its subsidiaries, except as auditors and consultants on accounting procedures. The Board does not anticipate that representatives of Wipfli LLP will attend the Annual Meeting.

During the fiscal years ended December 31, 2021, 2020 and 2019, the Company did not consult with Wipfli with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Wipfli concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Although not required to do so, the Board of Directors has chosen to submit its appointment of Wipfli LLP for ratification by the Company's shareholders. It is the intention of the person named in the Proxy to vote such Proxy "FOR" the ratification of this appointment. If this proposal does not pass, the Board of Directors will reconsider the matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPOINTMENT OF WIPFLI LLP.

Item 3: Advisory Vote on Compensation of Executive Officers

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and regulations promulgated thereunder require the Company to conduct a separate shareholder vote to approve the compensation of named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC. The Dodd-Frank Act further provides that this shareholder vote shall not be binding on the issuer or board of directors of an issuer and may not be construed: 1) as overruling a decision by such board of directors; 2) to create or imply any change in the fiduciary duties of such issuer or board of directors; or 3) to create or imply any additional fiduciary duties for such issuer or board of directors.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

The above-referenced provisions give you as a shareholder the right to endorse or not endorse our executive compensation through the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers of the Company as set forth under the heading “Compensation of Executive Officers and Directors” in Section VI in the 2022 Proxy Statement, including the compensation discussion and analysis, the compensation tables and related material.”

Because your vote is advisory, it will not be binding on the Company or the Board of Directors. However, the Compensation Committee will take into account the voting results when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE RESOLUTION.

III. Corporate Governance

General

The Company has a long-standing commitment to strong corporate governance practices. The practices provide an important framework within which our Board of Directors and Management can pursue the strategic objectives of the Company and ensure long-term vitality for the benefit of our shareholders. The cornerstone of our practices is an independent and qualified board of directors. All directors are elected annually by the shareholders, and the membership of all board committees are composed entirely of independent directors. The Company has a Code of Conduct and a Whistleblower Policy, both of which are posted on its website, www.thepeoples.com. The Company’s Code of Conduct applies to all directors, officers and employees.

Board Independence

Ms. Riley and Messrs. Barnes, Dennis, O’Keefe and Sliman are independent as defined by OTCQX listing standards. Mr. Swetman is not considered an independent director, because he is a member of our management team and receives compensation for his services to the Company.

Board Composition

The Company’s Nominating Committee Charter and bylaws define the process and criteria for selecting individuals to be nominated for election to the Board of Directors. All nominees, including those recommended by shareholders, must comply with this same process and criteria.

In accordance with the bylaws of the Company, the Board of Directors determines the size of the Board and the Nominating Committee develops a slate of nominees to stand for election at the annual meeting of shareholders. In developing the slate, the Nominating Committee considers the qualifications set forth in the Charter of the Nominating Committee and the Company’s bylaws. Minutes of all Nominating Committee meetings are maintained. The Nominating Committee reports its recommendations regarding the slate of nominees to the Board of Directors for their ratification. Once the slate is ratified, the Board of Directors instructs the President of the Company to take such actions as are required to distribute proxy materials to the shareholders in accordance with the Company’s bylaws and applicable regulatory requirements.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

The bylaws of the Company requires that directors shall (1) own in his or her own right unencumbered stock in the Corporation in the amount of at least Two Hundred Dollars ($200.00) par value at the time of his or her election to the Board of Directors and continue to own such par value amount throughout his or her term; (2) not be or been subject to a cease and desist order, consent or other formal order by a state or federal regulatory agency which has been publicly disclosed within the past ten (10) years; (3) not been convicted of a crime involving dishonesty or breach of trust; (4) not be currently charged with the commission of a crime; (5) maintain a principal residence within fifty (50) miles of the main office or a branch office of the Corporation or its bank subsidiary; (6) not be a director, officer or 10% stockholder of a financial institution that has a main office or branch offices within fifty (50) miles of the main office or a branch office of the Corporation; (7) comply with all of the Corporation’s policies and procedures applicable to directors, including a requirement to maintain confidentiality of all matters discussed by the Board of Directors at its meeting; (8) not be a party to any agreement that materially limits his or her voting discretion as a director or his or her ability to discharge fiduciary duties to all directors; and (9) take and subscribe an annual oath that he or she will faithfully and diligently perform the duties of his or her office and will not knowingly violate or permit to be violated any provision of law or any requirements or qualifications listed above. All nominees have provided documentation certifying that they meet these requirements.

Further, it is the Company’s intention that the minimum qualifications for nominees be those individuals who have an understanding of the Company’s role in the local economy and who have demonstrated integrity and good business judgment. The Nominating Committee is encouraged to consider geographic and demographic diversity among candidates with financial, regulatory and/or business experience, but not so as to compromise the goal of attracting the most qualified individual candidates.

Director Nomination

Since the Company was founded in 1984 and until 2021, there had not been a conflict or dispute regarding director nominations. However, the Stilwell Group filed with the SEC definitive proxy materials to be used to solicit votes for the election of their director nominee at the 2021 Annual Meeting. Mr. Stillwell’s nominee did not receive sufficient votes to be elected to the Company’s Board of Directors.

In accordance with the Company’s bylaws, shareholders, including the Stilwell Group, may make nominations for election to the Board by making timely notice in writing to the Secretary of the Company. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the date of the annual meeting; provided, however, that if fewer than 100 days’ notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, the Company’s bylaws provide that notice by the shareholder, to be timely, must be so delivered or received not later than the close of business on the 10th day following the earlier of (i) the day on which such notice of the date of the annual meeting was mailed or (ii) the day on which such public disclosure was made. A shareholder’s notice to the Secretary shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the Corporation which are directly and beneficially owned by such person on the date of such shareholder’s notice and (d) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or, is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the shareholder giving the notice (a) the name and address, as they appear on the Corporation’s books, of such shareholder and any other shareholders known by such shareholder to be supporting such nominees and (b) the class and number of shares of the Company which are beneficially owned by such shareholder on the date of such shareholder’s notice and by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder’s notice. No person nominated by a shareholder shall be eligible for election as a director of the Corporation unless nominated in accordance with these procedures, and the Chairman of the annual meeting shall, if the facts warrant, determine and declare to the annual meeting that a nomination was not made in accordance with the procedures prescribed by the Company’s bylaws, in which case the defective nomination shall be disregarded. Any shareholder nominee for the Board of Directors shall also meet the qualifications for the Company’s directors listed under the section above entitled “Board Composition” and will be required to present evidence of such prior to the annual meeting.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

The six directors recommended by the Company’s Board of Directors for election at the 2022 Annual Meeting are reflected on the WHITE PROXY CARD accompanying this Proxy Statement, which is being used by the Company to solicit votes for the election of the nominees recommended by the Board of Directors. All nominees recommended by the Board of Directors were elected as directors at the Company’s 2021 annual meeting.

THE COMPANY’S BOARD OF DIRECTORS STRONGLY OPPOSES THE STILWELL GROUP’S PROXY SOLICITATION AND URGES YOU NOT TO SIGN OR RETURN ANY GREEN PROXY CARD SENT TO YOU BY THE STILWELL GROUP. Even voting to “Withhold” a vote on the nominee or nominees of the Stilwell Group by signing and returning the GREEN PROXY CARD could invalidate any vote a shareholder may want to make “For” the nominees recommended by the Board of Directors. Instead, shareholders wanting to support nominees recommended by the Board of Directors should sign and return the WHITE PROXY CARD.

Board Attendance

There were nine meetings of the Board of Directors of the Company held during 2021. All directors attended 75% or more of the total number of meetings of the Board of Directors and the total number of meetings held by the committees on which they served. The Board of Directors, at its discretion, meets on a periodic basis in executive session with only non-employee directors in attendance.

The Company does not have a written policy that members of the Board of Directors attend the Annual Meeting of Shareholders, but they are encouraged to do so. All Company directors were in attendance at the 2021 annual meeting.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

Board Leadership

The Chairman leads the Board of Directors and oversees board meetings and the delivery of information necessary for the Board of Directors’ informed decision-making. The Chairman also serves as the principal liaison between the Board of Directors and our Management. The Board of Directors determines whether the role of the Chairman and the Chief Executive Officer should be separated or combined based on its judgment as to the structure that best serves the interests of the Company. Currently, the Board of Directors believes that the positions of Chairman and Chief Executive Officer should be held by the same person as this combination has served and is serving the Company well by providing unified leadership and direction. The Vice Chairman of the Board of Directors is designated as the lead independent director and calls and presides over executive sessions of the Board of Directors.

Board Committees

The Company has the following standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee.According to the Company’s bylaws, the Audit Committee is responsible for oversight of (i) the external auditor’s qualifications and independence, (ii) the performance of the Company’s internal audit function and external auditor, (iii) the Chief Executive Officer’s and senior management’s responsibilities to assure that there is in place an effective system of controls reasonably designed to safeguard the assets of the Corporation, assure the integrity of the Corporation’s financial statements and maintain compliance with the Corporation’s ethical standards policies, plan and procedures and with laws and regulations and (iv) any other responsibility assigned to it by the Board of Directors from time to time. The Audit Committee, which met nine times during 2021, is currently composed entirely of independent directors Ronald G. Barnes, Padrick D. Dennis, Jeffrey H. O’Keefe, Paige Reed Riley and George J. Sliman, III. The Company’s Board of Directors has determined that Mr. Dennis and Mr. Sliman are both audit committee financial experts as that term is defined in pertinent SEC regulations. The Board based its determination on the educations of Mr. Dennis and Mr. Sliman and the professional accounting experience of Mr. Sliman. Mr. Sliman serves as chairman of the Audit Committee. The Audit Committee may, from time to time, call upon certain advisors or consultants as it deems necessary. The Audit Committee acts pursuant to the bylaws of the Company and its Audit Committee Charter. The Audit Committee submits its report to the shareholders in Section X below. The Audit Committee’s Charter is available for review on the Company’s website at www.thepeoples.com.

The Company’s Compensation Committee’s primary responsibility is to aid the Board of Directors in discharging its duties by recommending to the full Board the compensation of the Company’s Chief Executive Officer and other named executive officers of the Company and its bank subsidiary that have the title of Senior Vice-President or higher, as well as any other responsibility assigned to it by the Board of Directors from time to time. The Chief Executive Officer may attend meetings of the Compensation Committee to discuss executive performance and compensation. The Executive Vice-President attends each meeting of the Compensation Committee and presents his insights and suggestions. The Executive Vice-President and Chief Financial Officer each provide information and analysis to the Compensation Committee that is used in determining the named executive officers’ compensation. The Compensation Committee has been authorized by the Board of Directors to engage consultants, experts, and/or other advisors that are knowledgeable regarding compensation practices within the financial services industry. The hiring of such consultants is at the discretion of the Committee. The Compensation Committee did not engage any consultants during 2021. The Compensation Committee, composed entirely of independent directors Ronald G. Barnes, Padrick D. Dennis, Jeffrey H. O’Keefe, Paige Reed Riley and George J. Sliman, III, met three times during 2021 to review the executive officers’ performance and consider bonuses for the preceding year and salaries for the upcoming year. Mr. Dennis serves as chairman of the Compensation Committee. The Compensation Committee’s Charter is available for review on the Company’s website at www.thepeoples.com.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

The Company’s Nominating Committee’s primary responsibility is to nominate qualified candidates to stand for election to our Board of Directors as well as any other responsibility assigned to it by the Board of Directors from time to time. This committee also provides assistance to the Board of Directors in the areas of committee selection and evaluation of the overall effectiveness of the Board of Directors.

Recommendations for each of the Audit, Compensation, and Nominating Committee members shall be made by the Nominating Committee in accordance with its Charter and each of those committees shall be made up entirely of independent directors in accordance with pertinent SEC regulations, OTCQX Best Market listing standards then in effect, and any other standards required by law or established by their respective Charters. The Board of Directors may authorize, approve, and, to the extent necessary, amend Charters for each of the Audit, Compensation, and Nominating Committees.

The Nominating Committee is composed entirely of independent directors Ronald G. Barnes, Padrick D. Dennis, Jeffrey H. O’Keefe, Paige Reed Riley and George J. Sliman, III. Mr. Barnes serves as chairman of the Nominating Committee. The Nominating Committee acts pursuant to the Company’s bylaws and its Nominating Committee Charter, which is available on the Company’s website at www.thepeoples.com. The Nominating Committee met three times during 2021 and one time in 2022 to nominate individuals to stand for election as directors of the Company and to serve on the Audit, Compensation and Nominating Committees.

Board’s Role in Risk Management

Risk is an integral part of the deliberations of the Board of Directors and its committees throughout the year. The Audit Committee and the Board of Directors annually review the Company’s risk assessments, considering management’s plan for mitigating these risks. The Board receives monthly written reports relating to the Company’s risk management and meets frequently with the Chief Risk Officer and other members of Management. The Audit Committee at its discretion meets on a periodic basis with managers from the Audit, Compliance, Security, Information Security and Loan Review Departments.

Shareholder Communication

The Company has implemented a shareholder communication process to facilitate communications between shareholders and the Board of Directors. Any shareholder of the Company who wishes to communicate with the Board of Directors, a committee of the Board, the independent directors as a group, or any individual member of the Board, may contact Greg M. Batia, Vice-President and Auditor, P. O. Box 1172, Biloxi, MS 39533-1172, or at his e-mail address: gbatia@thepeoples.com. Mr. Batia will compile and submit on a periodic basis all shareholder correspondence to the entire Board of Directors, or, if and as designated in the communication, to a committee of the Board, the independent directors as a group or an individual Board member.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

IV. Voting Securities and Principal Holders Thereof

On February 28, 2022, the Company had outstanding 4,678,186 shares of its Common Stock, $1.00 par value, owned by approximately 381 shareholders. The following is certain information about the shareholders beneficially owning more than five percent of the outstanding shares of the Company.

	Amount of	Nature of	Percent
Name and Address of Beneficial Owner	Beneficial Ownership	Beneficial Ownership	of Class
Jeffrey L. Gendell	479,266	(6)	10.24%
1 Sound Shore, Suite 304
Greenwich, CT 06830

Thomas E. Quave	391,200	(1) (2) (3)	8.36%
P. O. Box 529
Biloxi, MS 39533

Joseph Stilwell	464,645	(7)	9.93%
111 Broadway, 12th Floor
New York, NY 10006

A. Tanner Swetman	865,615	(1) (2) (4)	18.50%
P. O. Box 529
Biloxi, MS 39533

Chevis C. Swetman	454,061	(1) (2) (5)	9.71%
P. O. Box 529
Biloxi, MS 39533

(1) Shares held by the Employee Stock Ownership Plan (“ESOP”) are allocated to the participants’ account. The ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Common Stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of its Common Stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which they have received timely voting instructions. The trustee of the ESOP, The Asset Management and Trust Services Division of The Peoples Bank, Biloxi, Mississippi, has dispositive powers.

(2) Participants with shares allocated to their ESOP accounts have voting rights but no dispositive powers. Participants with shares allocated to their 401(k) accounts have voting rights and dispositive powers.

(3) Includes (i) shares allocated to Mr. Quave’s ESOP account; (ii) shares allocated to Mr. Quave’s 401(k) account; (iii) shares owned by Mr. Quave’s wife, of which Mr. Quave has neither voting rights nor dispositive powers; and (iv) shares owned by Mr. Quave’s minor children, of which Mr. Quave has voting rights and dispositive powers.

(4) Includes (i) shares allocated to Mr. Swetman’s ESOP account; (ii) shares allocated to Mr. Swetman’s 401(k) account; (iii) shares owned by Mr. Swetman and his wife jointly, of which Mr. Swetman shares voting rights and dispositive powers with his wife; (iv) shares owned by Mr. Swetman’s minor children, of which Mr. Swetman has voting rights and dispositive powers; (v) shares owned by Mr. Swetman’s IRA account, of which Mr. Swetman has voting rights and dispositive powers and (vi) shares owned by a private company, in which Mr. Swetman has a 94% ownership interest, of which Mr. Swetman has both voting rights and dispositive powers.

(5) Includes (i) shares allocated to Mr. Swetman’s ESOP account; (ii) shares allocated to Mr. Swetman’s 401(k) account; (iii) shares owned by Mr. Swetman and his wife jointly, of which Mr. Swetman shares voting rights and dispositive powers with his wife; (iv) shares owned by Mr. Swetman's IRA account, of which Mr. Swetman has voting rights and dispositive powers; and (v) shares owned by the IRA account of Mr. Swetman's wife, of which Mr. Swetman has neither voting rights nor dispositive powers.

(6) According to Amendment No. 6 to Schedule 13G filed with the SEC on February 11, 2022, by Jeffrey L. Gendell, as of December 31, 2021, Jeffrey L. Gendell, through limited liability companies for which he serves as managing member, has shared voting power and shared dispositive power with respect to 479,266 shares of the Company’s common stock. The forgoing information has been included solely in reliance upon the disclosures contained in the referenced amended Schedule 13G.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

(7) According to Amendment No.104 to Schedule 13D filed with the SEC on February 7, 2022, by (i) Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”), (ii) Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”), (iii) Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”), (iv) Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC”) and the general partner of Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments, and (v) Joseph Stilwell, the managing member and owner of Stilwell Value LLC (collectively referred to herein as the “Stilwell Group”), as of December 31, 2021, the Stilwell Group, has shared voting power and shared dispositive power with respect to 464,645 shares of the Company’s common stock. The forgoing information has been included solely in reliance upon the disclosures contained in the referenced amended Schedule 13D. On December 20, 2021, the Stilwell Group applied to the Federal Reserve Board for permission to acquire common stock of the Company and increase its aggregate ownership position to up to 14.99% of the common stock of the Company. The Board of Directors of the Company has opposed the application due to apparent discrepancies within the application and a 2015 Order Instituting Administrative Cease-and-Desist Proceedings from the Securities and Exchange Commission (“SEC”) against members of the Stilwell Group, finding that they “willfully violated” the Investment Advisors Act and the regulations thereunder by engaging in conduct that was “fraudulent, deceptive and manipulate,” thereby impugning the integrity of the Stilwell Group required for approval of the application. As of the date of this Proxy Statement, the Company has not been informed of the decision of the Federal Reserve Board with respect to the application. The public portions of the application and related materials are available for immediate inspection upon request to the Federal Reserve Bank of Atlanta and from the Federal Reserve Board’s Freedom of Information Office at https:///www.federalreserve.gov/foia/request/htm.

V. Ownership of Equity Securities by Directors and Executive Officers

The table below sets forth the beneficial ownership of the Company's Common Stock as of February 28, 2022, by persons who are currently serving as directors, persons nominated for election at the Annual Meeting and all named executive officers. Also shown is the ownership by all directors and executive officers as a group. The persons listed have sole voting and dispositive power as to all shares except as indicated. Percent of outstanding shares of Common Stock owned is not shown where less than one percent.

Beneficial Ownership of Equity Securities by Directors and Executive Officers

	Amount and Nature		Percent of
	of Beneficial Ownership		Outstanding Shares
	of Common Stock		of Common Stock
Ronald G. Barnes	1,215
Padrick D. Dennis	8,297
A. Wes Fulmer	13,744	(1) (2)
Jeffrey H. O'Keefe	32,255	(3)
Paige Reed Riley	203
George J. Sliman, III	3,000
Chevis C. Swetman	454,061	(1) (4)	9.71%
Lauri A. Wood	7,850	(1) (5)

All directors, director nominees and executive officers of the Company as a group (11 persons)	1,393,345		29.78%

(1) Shares held by the Employee Stock Ownership Plan (“ESOP”) are allocated to the participants’ account. The ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of Common Stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of its Common Stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which they have received timely voting instructions. The trust of the ESOP, The Asset Management and Trust Services Division of The Peoples Bank, Biloxi, Mississippi, has dispositive powers. Participants with shares allocated to their 401(k) account have voting rights and dispositive powers.

(2) Includes shares allocated to Mr. Fulmer’s ESOP account and shares allocated to Mr. Fulmer’s 401(k) account.

(3) Includes shares held by Mr. O’Keefe’s minor child of which Mr. O’Keefe is the custodian and has sole voting rights and dispositive powers.

(4) See Note (5) at Section IV.

(5) Includes shares allocated to Miss Wood’s ESOP account and shares owned by Miss Wood’s IRA account, of which Miss Wood has voting rights and dispositive powers.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

VI. Compensation of Executive Officers and Directors

Compensation Discussion and Analysis

The Compensation Committee determines the salaries, bonuses and all other compensation of the named executive officers identified in the Summary Compensation Table on page 22 of this Proxy Statement, including the Chief Executive Officer. The Committee is also charged with ensuring that policies and practices are in place to facilitate the development of the Company’s management talent, ensure management succession and enhance the Company’s corporate governance and social responsibility.

A. Guiding Philosophy and Objectives:

The Compensation Committee’s guiding philosophy is to attract and retain highly qualified executives, to motivate them to maximize long-term shareholder value while balancing both short-term and long-term objectives, and to pay for performance. The following objectives serve as guiding principles for all compensation decisions:

●

Provide reasonable levels of total compensation that will enable the Company to attract, retain, and motivate high caliber executives who are capable of optimizing and maintaining the Company’s performance for the benefit of its shareholders.

●	Maintain executive compensation that is fair and consistent with the Company’s size and the compensation practices of the financial services industry.
●

Provide compensation plans that align with the objective of achieving the mission of being an economic anchor for the communities we serve by providing financial options and banking solutions consistent with quality experiences for every customer, one customer at a time.

●	Align performance bonus opportunities with long-term shareholder interests by making the payment of performance bonuses dependent on the Company’s performance with respect to Return on Assets (“ROA”).
●	Provide an incentive for personal performance by allocation of discretionary additional bonus opportunities dependent on the executive’s individual performance.

B. Responsibility of the Compensation Committee:

The primary responsibility of the Compensation Committee is to aid the Board in discharging its duties by recommending to the full Board the compensation of the Company’s Chief Executive Officer and other named executive officers of the Company.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

C. Role of Executive Officers:

The Chief Executive Officer may attend the meetings of the Compensation Committee to discuss executive performance and compensation. The Executive Vice-President attends each meeting of the Compensation Committee and presents his insights and suggestions. The Executive Vice-President and Chief Financial Officer each provide information and analysis to the Compensation Committee that is used in determining the named executive officers’ compensation.

D. Consultants, Experts and/or Other Advisors:

The Compensation Committee has been authorized by the Board of Directors to engage consultants, experts, and/or other advisors that are knowledgeable regarding compensation practices within the financial services industry. The hiring of such consultants is at the discretion of the Committee. The Committee did not engage any consultants in 2021.

E. Factors used to Determine Compensation:

The Compensation Committee’s considerations consist of, but are not limited to, analysis of the following factors: financial performance of the Company, including ROA, return on equity, and management of assets, liabilities, capital and risk. Additionally, the Compensation Committee uses annual compensation surveys to compare the compensation of positions in similar financial institutions of comparable asset size. Specifically, the Mississippi Bankers Association (“MBA”) Salary Survey, which includes compensation data obtained from banks in Mississippi with assets between $500 million and $1 billion, is used as reference material in evaluating the compensation of the named executive officers; however, the Company does not benchmark compensation to any specific company or companies. The Company does not have access to the identity of the specific companies included in this survey.

In determining total compensation, the Committee also considers the performance of the individual named executive officers in areas such as: the scope of responsibility of the executive; leadership within the Company, the community and the financial services industry; achievement of work goals; and whether the Company, under the executive’s leadership, has been a good corporate citizen while enhancing shareholder value.

All of these factors are considered in the context of the complexity and the difficulty of managing business risks in the prevailing economic conditions and regulatory environment. The analysis is conducted with respect to each of the named executive officers, including the Chief Executive Officer.

F. Compensation Components:

The named executive officers’ total compensation package includes several components. The Company rewards current performance and achievement of short-term goals primarily through salaries and bonuses. Other deferred compensation elements, including the Executive Supplemental Income Plan and Deferred Compensation Plan, are designed to meet long-term objectives including retaining high-performing executives and to plan for management succession as well as to reward loyalty.

Salaries

Salaries are the foundation of each named executive officer’s total compensation package and are normally the largest single component. Salary is the only guaranteed cash payment a named executive officer receives. The Company’s goal is to provide an assured level of cash compensation in the form of salary to attract and retain high caliber executives. Job specific knowledge and experience as well as leadership ability are recognized with salary.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

In establishing the salary of the Chief Executive Officer for 2021, the Committee primarily considered Mr. Swetman’s performance and the performance of the Company during 2020 and the compensation levels of chief executive officers of comparable financial institutions. In considering the performance of the Company, the Committee considered the Company’s ROA, asset growth and the change in problem assets, but utilized no objective criteria. The Committee utilized asset size peer group compensation data as provided by the MBA.

For other named executive officers, the Committee’s recommendation concerning salaries was based upon the compensation levels of executive officers of comparable financial institutions, the performance of the Company during 2020 and the individual performance of these named executive officers. The performance of the Company for purposes of establishing salaries was evaluated based on ROA. Individual performance was measured using criteria such as level of job responsibility, achievement of work goals and management skills. Among the goals considered was the reduction of problem assets. The Committee also considered asset size peer group compensation data as provided by the MBA for executive officers with similar duties and responsibilities.

Bonuses

The Compensation Committee awards performance bonuses based upon pre-determined performance objectives in accordance with The Peoples Bank Bonus Plan (“The Bonus Plan”). Performance bonuses are generally the other cash component paid to named executive officers on an annual basis and may be determined by The Bonus Plan. The Chief Executive Officer and all other named executive officers are eligible to receive a bonus which is based on the financial performance of the Company. The specific formula and pre-determined goals under The Bonus Plan were established by the Compensation Committee using the Company’s ROA. The performance bonus calculation, which is approved by the Compensation Committee, allows the named executive officer to earn up to a maximum percentage of their salary on established ROA targets. The targets and bonus calculations as a percentage of salary and targets are:

	Base	Base + 1	Base + 2	Base + 3	Maximum
ROA Target	.670%	.800%	.925%	1.050%	1.175%

Chief Executive Officer	15.000%	18.750%	22.500%	26.250%	30.000%

Executive Vice-President	12.500%	15.630%	18.750%	21.880%	25.000%

Other NamedExecutive Officer	10.000%	12.500%	15.000%	17.500%	20.000%

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

The Compensation Committee may, at its discretion, also recommend to the Board that the executive officers receive an additional bonus which is determined on a subjective basis. If this additional discretionary bonus is recommended, the Committee documents its actions in the minutes of their committee meetings. Performance based bonuses were awarded to all executive officers of the Company according to this calculation in the total amount of $250,000 for 2021. Of this total, $137,700 was awarded to the named executive officers. The Company has not awarded performance based or discretionary bonuses to the executive officers since 2009.

Executive Supplemental Income Plan

The Company maintains an Executive Supplemental Income Plan (“ESI”) which provides executives with salary continuation benefits upon their retirement, or death benefits to their named beneficiary in the event of their death. Executives of the Company and the Bank are selected to participate in the plan at the discretion of the Board of Directors. All named executive officers of the Company have been selected to participate in the plan. ESI benefits are based upon position and salary of the named executive officer at retirement, disability or death. Normal retirement benefits under the plan are equal to 67% of salary for the Chief Executive Officer, 58% of salary for the Executive Vice-President and 50% of salary for the other named executive officer at the time of normal retirement and are payable monthly over a period of 15 years. The ESI is administered by BOLI Portfolio Strategies, Inc., who also provide guidance to the Company relating to the valuation method and assumptions.

The ESI was established in 1988, at which time Mr. Swetman became a participant. Miss Wood and Mr. Fulmer became participants after their date of hire at the discretion of the Board.

Benefits are also available in the event of death, disability or early retirement. Under early retirement provisions, if separation from service occurs on or after the early retirement date and prior to the normal retirement date, the Company will pay the named executive officer a reduced benefit. The annual benefit set forth for normal retirement will be reduced by one-half percent (0.5%) for each month or partial month between separation from service and the normal retirement date. The benefit will be paid monthly over a period of 15 years. Benefits will commence on the last day of the month following the named executive officer’s separation from service. The early retirement date means the date the named executive officer attains at least age 55, has at least 15 years of employment at the Company, and has participated in this plan for a minimum of five years. As of December 31, 2021, Miss Wood and Mr. Fulmer are the only named executive officers eligible to receive this benefit. The normal retirement date means the date the named executive officer attains age 65.

If separation from service occurs prior to the early retirement date or prior to the normal retirement date, the Company will pay the named executive officer his or her executive benefit accrual balance as of his or her separation from service. The benefit will be paid in a single lump-sum within 60 days of separation from service.

If a named executive officer becomes disabled prior to the normal retirement date, the Company will pay the named executive officer his or her annual benefit as defined under normal retirement. The benefit will begin the last day of the month commencing with the month following the named executive officer’s normal retirement date and the benefits will be paid monthly over a period of 15 years.

If the named executive officer dies prior to early retirement, normal retirement or disability, the named executive officer’s named beneficiary is entitled to full benefits under the ESI. If the named executive officer dies while receiving benefits, the named beneficiary is entitled to the remainder of any unpaid benefits.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

Upon a change of control prior to separation from service, the Company will pay the named executive officer his or her annual benefit as defined under normal retirement. The benefit will begin the last day of the month commencing with the month following the named executive officer’s normal retirement date, or, for named executive officers who have already attained their normal retirement date, their separation from service, and the benefits will be paid monthly over a period of 15 years.

Each named executive officer’s agreement under the ESI may be terminated by the Company. In the event the named executive officer’s agreement under the ESI is terminated, the Company will pay the named executive officer his or her executive accrual balance as of the termination of the agreement, or, if a change of control has occurred, the normal retirement benefit. The benefit will begin on the first date allowable under the ESI and the benefit will be paid over a period of 15 years, or, in some special circumstances, paid in one lump sum.

If any amount is required to be included in the income of a named executive officer due to a failure of his or her ESI agreement to meet the requirements of Section 409A of the Internal Revenue Code, the named executive officer may petition the plan administrator for a distribution of that portion of his or her executive benefit accrual that is required to be included in the named executive officer’s income. Upon the grant of such a petition, which will not be unreasonably withheld, the Company will distribute to the named executive officer an amount equal to the portion of the executive benefit accrual required to be included in his or her income, which amount cannot exceed the named executive officer’s unpaid executive benefit accrual. Any distribution will affect and reduce the named executive officer’s benefits to be paid under his or her ESI agreement.

The benefits will be paid out of the general assets of the Company. The Company has elected to purchase life insurance contracts, more specifically Bank Owned Life Insurance (“BOLI”), each of which it may use as a source to fund these future benefits. The Company is the owner and beneficiary of these life insurance policies, which are a general asset of the Company.

Deferred Compensation Plan

The Company maintains a Deferred Compensation Plan for those executives of the Bank holding the title of vice-president, senior vice-president or executive vice-president and approved for participation in the plan by the Board of Directors. Except for the Chief Executive Officer, all named executive officers participated in the plan in 2021. The plan provides each named executive officer a fixed benefit upon his or her early retirement, normal retirement or disability, or a death benefit to a named beneficiary in the event of the named executive officer’s death. The benefit under the plan is $100,000, payable monthly over a 15 year period, upon the named executive officer’s early retirement, normal retirement or disability and, in the event of a named executive officer’s death, the benefits will be paid to his or her beneficiary. Should the named executive officer separate from service prior to his or her early retirement, normal retirement, disability or death, he or she forfeits all benefits under the plan. In addition, if within three years following his or her separation from service, a named executive officer becomes engaged in the banking business within a certain geographic area around the Company, the named executive officer will forfeit all benefits under the plan.

The Company has purchased life insurance contracts which it may use as a source to fund these future benefits. The Company is the owner and beneficiary of these life insurance policies, which are a general asset of the Company.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

The Deferred Compensation Plan was established in 1992, at which time Miss Wood became a participant. Mr. Fulmer became a participant upon his promotion to vice-president of the Bank.

If separation from service occurs prior to a named executive officer’s normal retirement date, the named executive officer will be entitled to full benefits provided he or she has met the early retirement eligibility. The early retirement date means the first day of any month coincident with or following the month in which the named executive officer attains at least age 55 and has at least 10 years of employment at the Company. The normal retirement date means the date the named executive officer attains age 65. As of December 31, 2021, Miss Wood and Mr. Fulmer are the only named executive officers eligible to receive benefits under the Deferred Compensation Plan.

If a named executive officer becomes disabled, he or she is entitled to full benefits under the Deferred Compensation Plan.

If the named executive officer dies prior to early retirement, normal retirement or disability, the named executive officer’s named beneficiary is entitled to full benefits under the Deferred Compensation Plan. If the named executive officer dies while receiving benefits, the named beneficiary is entitled to the remainder of any unpaid benefits.

In the event of a change of control, unless the Deferred Compensation Plan is terminated by the transferee, purchaser or successor entity within 120 days of the change of control, no named executive officer will be entitled to a distribution under this plan as a result of the change in control. If the Deferred Compensation Plan is terminated within 120 days of a change of control, then each named executive officer will become immediately eligible to receive the present value of his or her benefits under this plan. In addition, in the event the Deferred Compensation Plan is continued but a named executive officer is involuntarily terminated within 180 days of a change of control, the terminated named executive officer will be eligible to receive his or her benefits under this plan. Such benefits will be calculated by taking the present value of the benefits provided and such benefits will be paid in a lump sum within 180 days of the change in control.

Split-Dollar Agreement

The Company owns endorsement split-dollar policies, of which the Bank is the owner and beneficiary, which provide a guaranteed death benefit of $150,000 to the Chief Executive Officer’s beneficiaries.

Employee Stock Ownership Plan

The Company maintains an ESOP covering all eligible employees of the Company. The Board determines the total contribution to the ESOP, which is allocated to all participants based on their compensation. The ESOP was frozen to further contributions and eligibility effective January 1, 2019.

401(k) Plan

The Company maintains a 401(k) Plan in which eligible employees of the Company may choose to participate. The Board determines the formula for the matching contribution to the 401(k)Plan, which is currently 75% of the employee’s contribution (up to 6% of compensation).

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

G. Accounting and Tax Treatment:

While the Compensation Committee considers the accounting and tax implications in the design of the compensation program, these have not had a significant impact in their decision-making process.

H. Shareholder Approval of Compensation of Named Executive Officers:

At our 2019 annual meeting of shareholders, the Company held its third advisory (non-binding) vote on the compensation of the named executive officers. A majority of our shareholders voted in favor of the resolution approving the 2018 compensation of the named executive officers. The Compensation Committee considered these shareholders’ votes in determining the 2019 and 2020 compensation of the named executive officers.

Shareholders are provided the opportunity to cast an advisory (non-binding) vote on the compensation of the named executive officers at the 2022 Annual Meeting. Because this vote is advisory, it will not be binding on the Board and will not be construed as overruling any decision made by the Board. The Compensation Committee and the Board will take into account the outcome of this advisory vote when considering future executive compensation arrangements, but they are not required to do so. Shareholders will be provided their next opportunity to cast an advisory (non-binding) vote on the compensation of the named executive officers at the 2025 annual meeting of shareholders.

There are no employment contracts with the executive officers.

Summary Compensation Table

The Summary Compensation Table below displays the total compensation awarded to, earned by or paid to the named executive officers for 2021 and 2020.

				All Other
Name and				Compensation
Principal Position	Year	Salary	Bonus (2)	(1)	Total

ChevisC. Swetman	2021	$281,795	$73,631	$12,681	$368,107
President and Chief	2020	280,500		12,622	293,122
Executive Officer

A. Wes Fulmer	2021	176,288	38,045	7,933	222,266
Executive Vice-President	2020	173,880		7,825	181,705

Lauri A. Wood	2021	150,079	26,024	7,105	183,208
Chief Financial Officer	2020	148,706		7,043	155,749

(1)	Includes contributions and allocations pursuant to the 401(k) Plan.
(2)	The bonus was accrued at December 31, 2021 and paid in 2022.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

Estimated Payments from the Executive Supplemental Income Plan

The table below indicates the amount of compensation payable to each named executive officer under the ESI, as applicable upon different termination events. The amounts shown assume a termination date of December 31, 2021 and present total amounts for each scenario.

Termination Event		Early Termination		Early Retirement			Disability		Change in Control		Pre- Retirement Death Benefit
Method of Payment (2)		Lump Sum Benefit Amount Payable at Separation From Service		Annual Benefit Amount Payable At Separation from Service			Annual Benefit Amount Payable at Normal Retirement Age		Annual Benefit Amount Payable at Normal Retirement Age		Annual Benefit
Name and Principal Position	Benefit Level (1)	Vesting	Based On Accrual	Vesting	Based On Benefit		Vesting	Based On Benefit	Vesting	Based On Benefit	Based On Benefit
Chevis C. Swetman	$193,573		$		$		100%	$193,573	100%	$193,573	$193,573
President & Chief
Executive Officer

A. Wes Fulmer	109,927			47.56%		90,140	100%	109,927	100%	109,927	109,927
Executive Vice-President

Lauri A. Wood	78,814			34.50%		54,382	100%	78,814	100%	78,814	78,814
Chief Financial Officer

(1) Based on 67%, 58% or 50% of current compensation for the Chief Executive Officer, Executive Vice-President and other named executive officer, respectively.

(2) The annual benefit amount will be distributed in 12 equal monthly installments for 15 years for a total of 180 monthly payments.

Estimated Payments from the Deferred Compensation Plan

The table below indicates the amount of compensation payable to each named executive officer under the Deferred Compensation Plan, as applicable upon different termination events. The amounts shown assume a termination date of December 31, 2021 and present total amounts for each scenario.

Termination Event		Early Termination		Early Retirement			Disability		Change in Control		Pre- Retirement Death Benefit
Method of Payment (2)		Lump Sum Benefit Amount Payable at Separation From Service		Annual Benefit Amount Payable At Separation from Service			Annual Benefit Amount Payable at Normal Retirement Age		Annual Benefit Amount Payable at Normal Retirement Age		Annual Benefit
Name and Principal Position	Benefit Level (1)	Vesting	Based On Accrual	Vesting	Based On Benefit		Vesting	Based On Benefit	Vesting	Based On Benefit	Based On Benefit
Chevis C. Swetman	$193,573		$		$		100%	$193,573	100%	$193,573	$193,573
President & Chief
Executive Officer

A. Wes Fulmer	109,927			47.56%		90,140	100%	109,927	100%	109,927	109,927
Executive Vice-President

Lauri A. Wood	78,814			34.50%		54,382	100%	78,814	100%	78,814	78,814
Chief Financial Officer

(1) The benefit is the total benefit.

(2) The total benefit will be distributed in 12 equal monthly installments for 15 years for a total of 180 monthly payments.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

Director Compensation

During 2021, directors who are employees of the Bank did not receive any compensation for serving on the Board of the Bank or the Company or on any Board committee. All non-employee directors received an annual retainer of $3,500. Non-employee directors additionally receive $1,000 per board meeting attended and $300 per committee meeting attended. The chairman of the Audit Committee received $500 per audit committee meeting attended. The chairman of all other committees received $400 per committee meeting attended.

The Company offers a Directors’ Deferred Income Plan whereby directors of the Company and the Bank are given an opportunity to defer receipt of their annual director’s fees. For those who choose to participate, benefits are payable monthly for 10 years beginning on the first day of the month following the later of the director’s normal retirement age or separation from service. Normal retirement age is 65. The amount of the benefit will vary depending on the fees the director has deferred and the length of time the fees have been deferred. Through December 31, 2021, interest on deferred fees accrued at an annual rate of 10%, compounded annually. After payments have commenced, interest accrues at an annual rate of 7.50%, compounded monthly. The Board amended the plan on November 23, 2021, providing that interest on deferred fees shall accrue at an annual rate equal to the Chase Manhattan Bank Prime Rate as of the anniversary date, compounded annually, and that after payments have commenced, interest will accrue on the account balance at an annual fixed rate equal to Chase Manhattan Bank Prime Rate as of the Director’s separation from service, compounded monthly. In the event of the director’s death, benefits are payable to the director’s named beneficiary. The Company has purchased life insurance contracts which it may use as a source to fund these future benefits. The Company is the owner and beneficiary of these life insurance policies, which are a general asset of the Company.

The Company also offers an Outside Directors’ Supplemental Income Plan to provide a benefit to its non-employee directors (“Outside Directors”). The benefit is based upon the age of the Outside Director upon his appointment to the board. Directors Ronald G. Barnes, Paige Reed Riley and George J. Sliman, III are each entitled to receive $4,000 annually for 10 years and Directors Padrick D. Dennis and Jeffrey H. O’Keefe are each entitled to receive $6,000 annually for 10 years. The benefit is payable upon the later of the Outside Director’s attainment of age 65 or cessation of service as a director. Former Directors Rex E. Kelly and Dan Magruder currently receive annual benefits payments of $4,000 and $5,000, respectively, under this plan. An Outside Director must serve as an Outside Director until the earlier of his death or 10 consecutive years as an Outside Director to be entitled to any benefit. In the event of the death of the Outside Director, their beneficiary shall receive a death benefit totaling the remainder of benefits due the Outside Director. The death benefit will be paid in a single lump sum within 90 days following the Outside Director’s death. The Company has purchased life insurance contracts which it may use as a source to fund these future benefits. The Company is the owner and beneficiary of these life insurance policies, which are a general asset of the Company.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

Director Compensation Table

The Director Compensation Table below presents information on fees earned or paid to directors in 2021.

Name	Fees Earned or Paid In Cash

Ronald G. Barnes	$24,900

Padrick D. Dennis	28,300

Jeffrey H. O'Keefe	24,000

Paige Reed Riley	23,200

George J. Sliman, III	32,500

VII. Transactions with Related Parties

The Company, through its bank subsidiary, extends loans in the ordinary course of business to certain officers and directors and their personal business interests at, in the opinion of Management, the same terms including interest rates and collateral, as those prevailing at the same time for comparable loans of similar credit risk with persons not related to the Company or its subsidiaries. These loans, which are subject to approval by the Company’s Board of Directors, do not involve more than normal risk of collectability and do not include other unfavorable features. Other than these transactions, there were no material transactions exceeding $120,000 with any such persons during the years ended December 31, 2021 and 2020.

VIII. Delinquent Section 16(a) Reports

Directors, executive officers of the Company and holders of more than 10 percent of the Company’s outstanding shares are required to file reports under Section 16 of the Securities Exchange Act of 1934. Federal regulations require disclosure of any failures to file these reports on a timely basis. Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, the Company believes that during 2021 its directors, executive officers and greater than 10 percent beneficial owners complied with all filing requirements.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

IX. Executive Officers

The following sets forth certain information with respect to the executive officers of the Company who are not also directors as of December 31, 2021:

Name (Age)	Position
A. Wes Fulmer (62)	Executive Vice-President, Peoples Financial Corporation, since 2006; Director, The Peoples Bank since 2011; Executive Vice-President, The Peoples Bank, since 2006

Lauri A. Wood (60)	Chief Financial Officer and Controller, Peoples Financial Corporation, since 1994; Senior Vice-President/Cashier, The Peoples Bank, since 1996

Ann F. Guice (74)

First Vice-President, Peoples Financial Corporation, since 2015; Second Vice-President, Peoples Financial Corporation, 2013 - 2015; Vice-President and Secretary, Peoples Financial Corporation,2006 - 2012; Senior Vice-President, The Peoples Bank, since 2006

J. Patrick Wild (59)

Second Vice-President, Peoples Financial Corporation, since 2015; Vice-President and Secretary, Peoples Financial Corporation, 2013 - 2015; Vice-President, Peoples Financial Corporation, 2009 - 2012; Senior Vice-President, The Peoples Bank, since 2008

Evelyn R. Herrington (67)	Vice-President and Secretary, Peoples Financial Corporation, since 2015; Vice-President, Peoples Financial Corporation, 2011 - 2015; Senior Vice-President, The Peoples Bank, since 2011

Brian J. Kozlowski (59)	Vice-President, Peoples Financial Corporation, since 2020; Senior Vice-President, The Peoples Bank, since 2020; Vice-President, The Peoples Bank, 2005 - 2020

A. Tanner Swetman (43)	Vice-President, Peoples Financial Corporation, since 2020; Director, The Peoples Bank since 2018; Senior Vice-President, The Peoples Bank, since 2020; Vice-President, The Peoples Bank, 2014 – 2020

Ms. Guice retired on December 31, 2021. Ms. Herrington retired on February 4, 2022. On January 26, 2022, Mr. Wild was named First Vice-President, Mr. A. Swetman was named Second Vice-President and Mr. Kozlowski was named Vice-President and Secretary of Peoples Financial Corporation.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

X. Audit Committee Report

The Board of Directors has established an Audit Committee, whose responsibilities are set forth in the Bylaws and the Audit Committee Charter. All members of the Audit Committee are deemed to be independent, as such term is defined by OTCQX. The Audit Committee is responsible for oversight of: (i) the external auditor’s qualifications and independence; (ii) the performance of the Corporation’s internal audit function and external auditor; (iii) the Chief Executive Officer’s and senior management’s responsibilities to assure that there is in place an effective systems of controls reasonably designed to safeguard the assets of the Corporation, assure the integrity of the Corporation’s financial statements, and maintain compliance with the Corporation’s ethical standards, policies, plans and procedures and with laws and regulations; and (iv) any other responsibility assigned to it by the Board of Directors from time to time. The Audit Committee also periodically meets with the independent public accountants for the Company and its subsidiaries and makes recommendations to the Board of Directors concerning any matters related to the independent public accountants.

The Audit Committee has reviewed and discussed the audited financial statements with Management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee has discussed with the independent auditors the auditors’ independence and has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has considered whether the independent auditors’ provision of non-audit services is compatible with maintaining the auditors’ independence.

The Audit Committee has discussed with Management and the independent auditors the process used for certifications by the Company’s chief executive officer and chief financial officer which are required for certain periodic filings by the Company with the SEC. The Board of Directors maintains an Audit Committee Charter, which meets the requirements of the Sarbanes-Oxley Act of 2002, and rules promulgated by the SEC.

Based upon the reviews and discussions with Management and the independent auditors as referenced above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

This report is presented by the Audit Committee, consisting of the following persons:

George J. Sliman, III, Chairman	Ronald G. Barnes	Padrick D. Dennis
Jeffrey H. O’Keefe	Paige Reed Riley

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

XI. Independent Accountants’ Fees

The Company’s Audit and Non-Audit Service Pre-Approval Policy (the “Policy”) stipulates that all services provided by the independent accountants are subject to specific pre-approval by the Audit Committee. During 2021, the Company was in compliance with this Policy.

The table below sets forth the aggregate fees billed by Wipfli for the years ended December 31, 2021 and 2020 for professional services rendered for: Audit Fees and Audit-Related Fees. Audit Fees include aggregate fees billed for professional services rendered by the Combined Firm for the audit of the Company’s annual consolidated financial statements for the years ended December 31, 2021 and 2020, a review of the annual report on Form 10-K and limited reviews of quarterly condensed consolidated financial statements included in periodic reports filed with the SEC during 2021 and 2020, including out of pocket expenses. Audit-Related Fees include fees billed for professional services rendered by the Combined Firm during the years ended December 31, 2021 and 2020, which relate to the audit of the Company’s employee benefit plans for the years ended December 31, 2020 and 2019. There were no other fees paid to the Combined Firm during 2021 and 2020.

	Audit Fees	Audit-Related Fees	Total Fees
2021	$192,404	$22,500	$214,904
2020	189,025	22,000	211,025

XII. Proposals of Shareholders

In order for a shareholder proposal to be included in a Proxy Statement and form of Proxy prepared by the Board of Directors, it must meet the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 and be received at the principal executive offices of the Company not less than 120 days in advance of the first anniversary of the date the previous year’s Proxy Statement and form of Proxy were mailed to shareholders. Thus, a shareholder proposal must be received before November 25, 2022 in order to be included in the Proxy Statement and form of Proxy for the 2023 annual meeting.

In accordance with the Company’s bylaws, shareholders may make proposals for consideration at the annual meeting so long as they are delivered to or mailed and received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if fewer than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholders to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of (i) the day on which such notice of the date of such meeting was mailed or (ii) the day on which such public disclosure was made. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before a meeting of shareholders (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal, (iii) the class and number of shares of the Company which are beneficially owned by such shareholder on the date of such shareholder’s notice and by any other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder’s notice, and (iv) any material interest of the shareholder in such proposal. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting in accordance with the procedures prescribed by these bylaws, and if the Chairman should so determine, the Chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 26, 2023. However, if the date of the 2023 annual meeting is more than 30 days before or after the date of the anniversary of the 2022 Annual Meeting, the notice must be provided by the later of the 60th day prior to the 2023 annual meeting or the 10th day following the day on which public announcement of the date of the 2023 annual meeting is first made, as provided by Rule 14a-19.

BY ORDER OF THE BOARD OF DIRECTORS

Chevis C. Swetman
Chairman, President and Chief Executive Officer

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

ANNEX A

Additional Information regarding Participants in the Solicitation

Under applicable SEC regulations, each of the Company’s directors and director nominees and certain executive officers named in this Annex A are deemed to be participants (“Participants”) in the proxy solicitation by virtue of their positions as directors and director nominees of the Company or because they may solicit proxies on our behalf. The following sets forth certain information about the persons who are Participants.

Directors and Nominees

For information on the ages and principal occupations of the directors and director nominees of the Company who are Participants, see “Item 1: Election of Directors” on page 4 of the Proxy Statement for Annual Meeting of Shareholders of the Company (“Proxy Statement”). The names and addresses of the organizations of employment of our directors and director nominees are as follows:

Name	Business Address
Ronald G. Barnes	Peoples Financial Corporation P.O. Box 529 Biloxi, Mississippi 39533-0529
Padrick D. Dennis	Peoples Financial Corporation P.O. Box 529 Biloxi, Mississippi 39533-0529
Jeffrey H. O’Keefe	Peoples Financial Corporation P.O. Box 529 Biloxi, Mississippi 39533-0529
Paige Reed Riley	Peoples Financial Corporation P.O. Box 529 Biloxi, Mississippi 39533-0529
George J. Sliman, III	Peoples Financial Corporation P.O. Box 529 Biloxi, Mississippi 39533-0529
Chevis C. Swetman	Peoples Financial Corporation P.O. Box 529 Biloxi, Mississippi 39533-0529

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

Officers

The following table sets forth the name and principal occupation of the Company’s executive officers who are Participants. The principal occupation refers to such person’s position with the Company, and the business address for each such person is Peoples Financial Corporation,

P.O. Box 529, Biloxi, Mississippi 39533-0529.

Name	Role
Chevis C. Swetman	Chairman, President and Chief Executive Officer
A. Wes Fulmer	Executive Vice-President

Information Regarding Ownership of the Company’s Securities by Participants

For the number of the Company’s securities beneficially owned by Participants and their associates (as defined under Rule 14a-1(a) of the Securities Exchange Act of 1934) as of February 28, 2022, see “Ownership of Equity Securities by Directors and Executive Officers” on page 15 of the Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant within the two-year period ended February 28, 2022. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

			Acquisiton (A) or
Name	Date	Securities	Disposition (D)	Description
Ronald G. Barnes	8/4/2021	1,000.00	A	1

Padrick D. Dennis	2/4/2020	2,228.000	A	1
	6/11/2021	1,000.000	A	1
	8/4/2021	4,797.000	A	1

A. Wes Fulmer	5/15/2020	1.388	A	2
	4/13/2021	1.372	A	2
	12/10/2021	0.845	A	2

Jeffrey H. O'Keefe	5/15/2020	2.024	A	2
	4/13/2021	3.688	A	2
	12/10/2021	5.987	A	2

Paige Reed Riley	4/13/2021	1.1181	A	2
	12/10/2021	0.7270	A	2

George J. Sliman, III	9/9/2021	1,000.00	A	1

Chevis C. Swetman	7/30/2021	22,564.00	A	1
	11/3/2021	1,013.00	A	1

Transaction Descriptions Key:

1.	Open Market or Private Purchase of Common Stock
2.	Purchase through Dividend Reinvestment Stock Purchase Plan
3.	Open Market or Private Sale of Common Stock

In addition to the purchases and sales of the Company’s securities listed above, A. Wes Fulmer and Chevis C. Swetman also participate in the Company’s Employee Stock Ownership Plan (“ESOP”) and 401(k) Plan.

Within the past two years ended February 28, 2022, Mr. Swetman acquired 853 shares of the Company common stock through the ESOP which were purchased with cash received as dividends in Mr. Swetman’s ESOP account and he acquired 630 shares of the Company common stock through the 401(k) Plan which were purchased with cash received as dividends in Mr. Swetman’s 401(k) account. Over that same time period Mr. Swetman has acquired 4,548 shares of Company common stock through the 401(k) Plan.  During the two years ended February 28, 2022, Mr. Swetman also received a required minimum distribution of 3,422 shares from the ESOP.  Likewise, within the past two years ended February 28, 2022, Mr. Fulmer acquired 38 shares of Company Common Stock through the ESOP which were purchased with cash received as dividends in Mr. Fulmer’s ESOP account and Mr. Fulmer acquired 110 shares of Company Common Stock through the 401(k) Plan which were purchased with cash received as dividends in Mr. Fulmer’s 401(k) account.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

Other Proceedings

There are no material proceedings to which the Participants or any of their associates is a party or has a material interest adverse to the Company.

Miscellaneous Information Concerning Participants

Other than as set forth in this Annex A or elsewhere in the Proxy Statement and based on the information provided by each Participant, no Participant or associate of any Participant (1) beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any parent or subsidiary of the Company; (2) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2022 Annual Meeting other than an interest, if any, as a stockholder of the Company, or, with respect to director nominees, as a nominee for director; or (3) has purchased or sold any securities of the Company within the past two years.

Other than as set forth above under the caption “Transactions With Related Persons” on page 25 or elsewhere in the Proxy Statement, and based on the information provided by each Participant, neither the Company nor any of the Participants or associate of any Participant (1) is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies or (2) have or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 10, 2022

PROXY FOR 2022 ANNUAL MEETING OF SHAREHOLDERS

April 27, 2022

The undersigned hereby appoint Chevis C. Swetman, the true and lawful attorney-in-fact for the undersigned, with full power of substitution, to vote as proxy for the undersigned at the Annual Meeting of Shareholders of Peoples Financial Corporation (the “Company”) to be held at The Swetman Building at The Peoples Bank, Suite 204, 727 Howard Avenue, Biloxi, Mississippi, 39530, at 6:30 P.M., local time, on April 27, 2022, and at any and all adjournments or postponements thereof, the number of shares which the undersigned would be entitled to vote if then personally present, on all matters coming before the annual meeting.  The undersigned hereby revokes all proxies previously given by the undersigned to vote at the 2022 Annual Meeting of Shareholders, or any adjournments or postponements thereof.

Item 1.	Election of the following six persons as directors for the Company.

(INSTRUCTIONS: AUTHORITY TO VOTE FOR ANY NOMINEE MAY BE WITHHELD BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE.)

Ronald G. Barnes	Padrick D. Dennis	Jeffrey H. O’Keefe
Paige Reed Riley	George J. Sliman, III	Chevis C. Swetman
For all nominees except as indicated ☐		Withhold vote from all nominees ☐

Item 2.	Ratification of the appointment of Wipfli LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.
For ☐ Against ☐ Abstain ☐

Item 3.	Advisory (non-binding) proposal to approve compensation of the named executive officers as set forth under the heading “Compensation of Directors and Executive Officers.”
For ☐ Against ☐ Abstain ☐

Item 4.	Such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors recommends a vote “FOR” proposals 1, 2 and 3.

THIS WHITE PROXY CARD, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY, WILL BE VOTED “FOR” PROPOSALS 1, 2 and 3, UNLESS A CONTRARY DIRECTION IS INDICATED, IN WHICH CASE IT WILL BE VOTED AS DIRECTED.  THE PROXY INTENDS TO VOTE ON ANY OTHER BUSINESS PROPERLY COMING BEFORE THE ANNUAL MEETING AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN ACCORDANCE WITH THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS OF THE COMPANY.  FOR ANY OTHER MATTER PROPERLY COMING BEFORE THE ANNUAL MEETING, THE PROXY WILL VOTE YOUR SHARES AS THE PROXY DECIDE, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Please date the Proxy and sign your name exactly as it appears on the stock records of the Company.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.  If signing as a corporation or other entity, please sign in entity’s name by authorized person.

You may also access the proxy materials and vote your proxy online by using your control number found below at http://www.AALvote.com/PFBX .

Signature

Signature (if jointly held)

Date ____________ # of shares ______________________